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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 4, 2000

                             PARLUX FRAGRANCES, INC.
             (Exact name of registrant as specified in its charter)

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
              Delaware                              0-15491                           22-2562955
     (State or other jurisdiction            (Commission File Number)               (I.R.S. Employer
           of incorporation)                                                       Identification No.)
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               3725 S.W. 30th Avenue
              Ft. Lauderdale, Florida                          33312
     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (954) 316-9008

                                 Not Applicable
          (Former name or former address, if changes since last report)

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                      INFORMATION TO BE INCLUDED IN REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

Item 4 (a) Current Independent Certified Accountants.

(i) On April 4, 2000, PricewaterhouseCoopers LLP ("PwC") notified Parlux Fragrances, Inc. (the "Company") that upon completion of their audit of the Company's consolidated financial statements for the fiscal year ended March 31, 2000, they will resign as the Company's independent certified public accountants.

(ii) The reports of PwC on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the two most recent fiscal years and through April 4, 2000, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through April 4, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Company has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of such letter, dated April 11, 2000, is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 4 (b) New Independent Certified Accountants.

(i) Upon completion of the audit of the Company's March 31, 2000 financial statements, the Company's Audit Committee will select a successor independent certified public accounting firm for the next fiscal year once they review the qualifications and meet with the potential applicants.

Item 7.  Financial Statements and Exhibits.

Exhibit 16 - Letter from PricewaterhouseCoopers LLP to the Securities and
             Exchange Commission dated April 11, 2000.


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SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARLUX FRAGRANCES, INC.




/s/ Frank A. Buttacavoli
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Frank A. Buttacavoli, Executive Vice President, Chief Operating Officer,
Chief Financial Officer and Director



Date:    April 11, 2000


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                                  EXHIBIT INDEX
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Exhibit                                                                                     Sequential
Number       Description                                                                      Page No.
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16           Letter from PricewaterhouseCoopers LLP, to the Securities
             and Exchange Commission dated April 11, 2000, agreeing
             with the statements made in the Current Report on Form 8-K.                        5

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